Exhibit 10.1

First Amendment to Loan and Security Agreement and First Commitment Increase Request
October 15, 2021
JPMorgan Chase Bank, National Association,
as Administrative Agent
c/o JPMorgan Services Inc.
500 Stanton Christiana Rd., 3rd Floor
Newark, Delaware 19713
Attention:  Nicholas Rapak
JPMorgan Chase Bank, National Association,
as Administrative Agent
383 Madison Avenue
New York, New York 10179
Attention:  James Greenfield
Email:	james.r.greenfield@jpmorgan.com de_custom_business@jpmorgan.com

JPMorgan Chase Bank, National Association,
as Lender
c/o JPMorgan Services Inc.
500 Stanton Christiana Rd., 3rd Floor
Newark, Delaware 19713
Attention:  Robert Nichols
cc:	U.S. Bank National Association, as Collateral Agent, Collateral Administrator and Securities Intermediary Stone Point Credit Adviser LLC, as Portfolio Manager

Ladies and Gentlemen:
Reference is hereby made to the Loan and Security Agreement, dated as of June 28, 2021 (the "Agreement"), among SPCC Funding I LLC, as borrower (the "Company"), JPMorgan Chase Bank, National Association, as administrative agent (in such capacity, the "Administrative Agent"), Stone Point Credit Adviser LLC, as portfolio manager (the "Portfolio Manager"), JPMorgan Chase Bank, National Association, as lender (in such capacity, the "Lender"), and U.S. Bank National Association, as collateral agent (in such capacity, the "Collateral Agent"), collateral administrator (in such capacity, the "Collateral Administrator") and securities intermediary (in such capacity, the "Securities Intermediary").  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Agreement.
(A) Pursuant to the Agreement, you are hereby notified of the following:
The Company hereby makes a Commitment Increase Request to the Administrative Agent pursuant to Section 2.06 of the Agreement (this "First Commitment Increase Request") and requests an increase of the Financing Commitments by an amount equal to $250,000,000.00 on October 15, 2021 (which such date shall constitute a "Commitment Increase Date" under the Agreement).

(B) The Agreement is hereby amended in accordance with Section 10.05 thereof to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Agreement attached as Exhibit A hereto.  Exhibit A hereto constitutes the changed pages of the conformed copy of the Agreement including amendments made pursuant to this First Amendment to Loan and Security Agreement and First Commitment Increase Request.
(C) The effectiveness of this First Amendment to Loan and Security Agreement and First Commitment Increase Request shall be subject to receipt by the Administrative Agent of the fee specified in Section 2.06(f) of the Loan and Security Agreement.
(D) Except as expressly set forth in the immediately preceding paragraph, the Administrative Agent (in its own capacity and in its capacity as agent of the Lenders) reserves all of its rights, privileges, powers and remedies under the Agreement and the other Loan Documents, as well as under applicable law (whether determined at law or in equity).  Except as specifically provided herein, the Agreement shall remain in full force and effect and the execution of this First Amendment to Loan and Security Agreement and First Commitment Increase Request shall not operate as a waiver of any violation of, or any right, privilege, power or remedy of any party under, the Agreement or any other Loan Document; all such rights, privileges, powers and remedies are expressly reserved.  The Administrative Agent's or any Lender's exercise or failure to exercise any rights, privileges, powers and remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights, privileges, powers and/or remedies in any other instance or instances.
(E) THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FIRST COMMITMENT INCREASE REQUEST SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
(F) This First Amendment to Loan and Security Agreement and First Commitment Increase Request may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.
(G) The individual executing this First Amendment to Loan and Security Agreement and First Commitment Increase Request on behalf of the Company hereby certifies to the Administrative Agent that (i) such individual is a duly authorized officer of the Company and has the authority to make the certifications set forth in the following clause (ii) and (ii) the conditions set forth in Section 2.06(b), (c), (d) and (h) of the Loan and Security Agreement have been satisfied in connection with the Commitment Increase Request.
(H) The Collateral Agent, the Collateral Administrator and the Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this First Amendment to Loan and Security Agreement and First Commitment Increase Request and makes no representation with respect thereto.  In entering into this First Amendment to Loan and Security Agreement and First Commitment Increase Request, the Collateral Agent, the Collateral Administrator and the Securities Intermediary shall be entitled to the benefit of every provision of the Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, the Collateral Administrator and the Securities Intermediary, including their right to be compensated, reimbursed and indemnified in accordance with the terms thereof.  The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, the Collateral Administrator and the Securities Intermediary to acknowledge and agree this First Amendment to Loan and Security Agreement and First Commitment Increase Request.

Very truly yours, SPCC FUNDING I LLC, as Company

By:	Stone Point Credit Corporation, its sole member

By:	/s/ Gene Basov
Name:	Gene Basov
Title:	Chief Financial Officer and Treasurer

Signature Page to First Amendment and First Commitment Increase Request

The Administrative Agent hereby approves the First Commitment Increase Request in accordance with the terms of the Agreement upon satisfaction of the conditions precedent specified above and the Administrative Agent and the Lender agree to the modifications of the Agreement set forth in this First Amendment to Loan and Security Agreement and First Commitment Increase Request above upon satisfaction of the conditions precedent specified above.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ James Greenfield
Name:	James Greenfield
Title:	Executive Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ James Greenfield
Name:	James Greenfield
Title:	Executive Director

Signature Page to First Amendment and First Commitment Increase Request

Acknowledged and agreed as of the first date set forth above for purposes of the modifications of the Agreement set forth in this First Amendment to Loan and Security Agreement and First Commitment Increase Request above:

STONE POINT CREDIT ADVISER LLC, as Portfolio Manager

By:	/s/ Gene Basov
Name:	Gene Basov
Title:	Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Ralph J. Creasia, Jr.
Name:	Ralph J. Creasia, Jr.
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By:	/s/ Ralph J. Creasia, Jr.
Name:	Ralph J. Creasia, Jr.
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as Collateral Administrator

By:	/s/ Ralph J. Creasia, Jr.
Name:	Ralph J. Creasia, Jr.
Title:	Senior Vice President

Signature Page to First Amendment and First Commitment Increase Request

EXHIBIT A

CHANGED PAGES OF CONFORMED LOAN AND SECURITY AGREEMENT

Conformed through the First Amendment to Loan and Security Agreement dated as of October 15, 2021

LOAN AND SECURITY AGREEMENT
dated as of
June 28, 2021
among
SPCC FUNDING I LLC,
as Company
The Lenders Party Hereto
The Collateral Administrator, Collateral Agent and Securities Intermediary Party Hereto
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent
and
STONE POINT CREDIT ADVISER LLC,
as Portfolio Manager

"Federal Funds Effective Rate" means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time, and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the effective federal funds rate, provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
"Financing Commitment" means, with respect to each Lender, the commitment of such Lender to provide Advances to the Company hereunder in an amount up to but not exceeding the amount set forth opposite such Lender's name on the Transaction Schedule.

        "Financing Event" has the meaning set forth in the Effective Date Letter.
"First Amendment Effective Date" means October 15, 2021.
"Foreign Lender" means a Lender that is not a U.S. Person.
"GAAP" means generally accepted accounting principles in effect from time to time in the United States, as applied from time to time by the Company.
"GBP" and "£" mean British Pounds.
"Governmental Authority" means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
"Indebtedness" as applied to any Person, means, without duplication, as determined in accordance with GAAP, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person evidenced by bonds, debentures, notes, deferrable securities or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) that portion of obligations with respect to capital leases that is properly classified as a liability of such Person on a balance sheet; (v) all non-contingent obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument; (vi) all debt of others secured by a Lien on any asset of such Person, whether or not such debt is assumed by such Person; and (vii) all debt, lease obligations or similar obligations to repay money of others guaranteed by such Person or for which such Person acts as surety and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss.  Notwithstanding the foregoing, "Indebtedness" shall not include a commitment arising in the ordinary course of business to purchase a future Portfolio Investment in accordance with the terms of this Agreement.
"Indemnified Person" has the meaning specified in Section 5.03.
"Indemnified Taxes" means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company under this Agreement and (b) to the extent not otherwise described in (a), Other Taxes.

SECTION 2.04. Conditions to Advances.  No Advance shall be made unless each of the following conditions is satisfied (or waived by the Administrative Agent in writing (including via email) in its sole discretion) as of the proposed date of such Advance (as shall be certified by the Company):
(1) the Effective Date shall have occurred;
(2) the Company shall have delivered a Request for Advance in accordance with Section 2.03(d);
(3) no Market Value Event has occurred
(4) no Event of Default or Default has occurred and is continuing;
(5) the Reinvestment Period has not ended;
(6) all of the representations and warranties contained in Article VI and in any other Loan Document shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct), in each case on and as of the date of such Advance, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or with respect to such representations and warranties which by their terms contain materiality qualifiers, shall be true and correct) as of such earlier date; and
(7) after giving pro forma effect to such Advance (and any related Purchase) hereunder:
(x) the Borrowing Base Test is satisfied;
(y) the aggregate principal balance of Advances then outstanding will not exceed the limit for Advances set forth in the Transaction Schedule; and
(z) in the case of an Advance made in connection with a Purchase, the amount of such Advance shall be not less than U.S.$2,000,000; provided that the amount of the initial Advance on the Effective Date shall be not less than U.S.$100,000,000.
If the above conditions to an Advance are satisfied or waived by the Administrative Agent, the Portfolio Manager shall determine, in consultation with the Administrative Agent and with notice to the Lenders and the Collateral Administrator, the date on which any Advance shall be provided.
SECTION 2.05.  Commitment Increase Option.
The Company may, at any time during the Reinvestment Period, submit a Commitment Increase Request for an increase in the Financing Commitment to up to $~~500,000,000~~750,000,000 (in the aggregate), subject to satisfaction of the following conditions precedent:
(a) each of the Lenders and Administrative Agent (in their sole discretion) approve in writing (which may be by email) such Commitment Increase Request;
(b) no Market Value Event shall have occurred and no Event of Default shall have occurred and be continuing, in each case on and as of the Commitment Increase Date;

SCHEDULE 1
Transaction Schedule

1.	Types of Financing	Available	Financing Limit

Advances	yes
Prior to a Commitment Increase Date: U.S.$~~250,000,000~~500,000,000; After a Commitment Increase Date, if any, U.S.$~~250,000,000~~500,000,000 plus the principal amount of each increase in the Financing Commitment set forth in the applicable Commitment Increase Requests up to U.S.$~~500,000,000~~750,000,000 in the aggregate.  Notwithstanding anything in this Agreement to the contrary, not more than 20% of the Financing Limit may be utilized in Permitted Non-USD Currencies.

2.	Lenders	Financing Commitment
JPMorgan Chase Bank, National Association
Prior to a Commitment Increase Date: U.S.$~~250,000,000~~500,000,000; After a Commitment Increase Date, if any, U.S.$~~250,000,000~~500,000,000 plus the principal amount of each increase in the Financing Commitment set forth in the applicable Commitment Increase Requests up to U.S.$~~500,000,000~~750,000,000 in the aggregate, in each case, as reduced from time to time pursuant to Section 4.07.  Notwithstanding anything in this Agreement to the contrary, not more than 20% of such Financing Commitment may be utilized in Permitted Non-USD Currencies.

3.	Scheduled Termination Date:	June 28, 2026

4.	Interest Rates

Applicable Margin for Advances:	With respect to interest based on the Benchmark, 2.45% per annum; provided that, in the case of